Exhibit 99.1

Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces 2016 Financial Results
Fourth Quarter Revenue Increased 7%; Orders Increased 17% to $1.085 Billion
Establishes 2017 Guidance

Sarasota, Florida, February 9, 2017 ... Roper Technologies, Inc. (NYSE: ROP), a diversified technology company, reported financial results for the fourth quarter and full year ended December 31, 2016.

Roper reports results – including revenue, operating margin, net income and diluted earnings per share – on a GAAP basis and an adjusted basis.

Fourth quarter GAAP diluted earnings per share (DEPS) were $1.78 and adjusted diluted earnings per share were $1.86.  GAAP revenue and adjusted revenue each increased 7% to $1.011 billion and $1.018 billion, respectively. Orders increased 17% to $1.085 billion.  Compared to the prior year, GAAP gross margin increased 60 basis points to 62.0% and adjusted gross margin increased 50 basis points to 62.3%.  Operating cash flow in the quarter was $270 million.

"We are very pleased with our fourth quarter performance," said Brian Jellison, Roper's Chairman, President and CEO.  "The execution of our strategies continued to deliver impressive cash flow results as full year adjusted operating cash flow exceeded $1 billion for the first time.  Revenue increased 7%, including 2% organic growth, and we delivered a record $365 million of EBITDA in the quarter, representing 36% of revenue.  Importantly, fourth quarter orders increased 17% to a record $1.1 billion and our book-to-bill ratio was 1.07, giving us confidence as we enter 2017."

Full year GAAP diluted earnings per share were $6.43, a 6% decrease, and adjusted diluted earnings per share were $6.57, a 2% decrease.  GAAP revenue increased 6% to $3.79 billion and adjusted revenue increased 6% to $3.81 billion.  Full year EBITDA was $1.31 billion, or 34.6% of adjusted revenue.  Operating cash flow increased 4% to $964 million and adjusted operating cash flow increased 8% to $1.001 billion, representing 26% of revenue.

"This was a transformational year for Roper on many levels," said Mr. Jellison.  "We invested $3.7 billion in software acquisitions during the year, of which $3.4 billion was deployed during the fourth quarter to acquire two exceptional software companies: ConstructConnect and Deltek.  Both businesses have favorable end market dynamics, terrific cash characteristics, substantial recurring revenue and outstanding leadership teams.  Like many of our software businesses, ConstructConnect and Deltek operate with negative working capital, further accelerating our transformation as an asset-light, diversified technology company.  Including these acquisitions, our software and network businesses are expected to contribute 50% of our EBITDA in 2017."

2017 Outlook and Guidance

Beginning in 2017, the Company's adjusted DEPS results and guidance will also exclude after-tax acquisition-related intangible amortization.  The Company believes reporting adjusted DEPS in this manner better reflects its core operating results and offers greater consistency and transparency.  A full reconciliation between GAAP and adjusted measures is included at the end of this release.

Roper expects 2017 full year adjusted DEPS between $8.82 and $9.22 with first quarter adjusted DEPS between $1.92 and $2.00.  Full year adjusted revenue is expected to increase between 20% and 22% including organic revenue growth between 3% and 5%.

The Company's guidance excludes the impact from future acquisitions or divestitures.

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results and 2017 guidance has been scheduled for 8:30 AM ET on Thursday, February 9, 2017.  The call can be accessed via webcast or by dialing +1 719-457-2604 (US/Canada) or +1 888-293-6979, using confirmation code 3201363.  Webcast information and conference call materials will be made available in the Investors section of Roper's website (www.ropertech.com) prior to the start of the call. The webcast can also be accessed by using the following URL https://www.webcaster4.com/Webcast/Page/866/19414.  Telephonic replays will be available for up to two weeks and can be accessed by using the following URL https://event.replay with access code 3201363.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making.  Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables.  The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1:  Revenue Growth Detail ($M)
	Q4 2016		Q4 2015		V%
GAAP Revenue	$1,011		$944		7%
Purchase accounting adjustment to acquired deferred revenueA,B	7	A	4	B
Adjusted Revenue	$1,018		$948		7%

Components of Adjusted Revenue Growth
Organic					2%
Acquisitions					7%
Foreign Exchange					(1%)
Rounding					(1%)
Total Adjusted Revenue Growth					7%

Table 2:  Reconciliation of Q4 2016 GAAP DEPS to Adjusted DEPS

	Q4 2016		Q4 2015
GAAP Diluted Earnings Per Share (DEPS)	$1.78		$2.05
Purchase accounting adjustment to acquired deferred revenueA,B	0.05	A	0.03	B
Gain on sale of divested businessC	-		(0.33)	C
Impairment charge on minority investmentD	-		0.06	D
Acquisition-related inventory step-up chargeE	-		0.02	E
Acquisition-related expenses deemed significantF	0.04	F
Rounding	(0.01)		(0.01)
Adjusted DEPS	$1.86		$1.82

Table 3:  Reconciliation of Full Year 2016 GAAP DEPS to Adjusted DEPS ($M)

	FY 2016		FY 2015		V%
GAAP Diluted Earnings Per Share (DEPS)	$6.43		$6.85		(6%)
Gain on sale of divested businessC	-		(0.33)	C
Impairment charge on minority investmentD	-		0.06	D
Acquisition-related expenses deemed significantF	0.04	F
Purchase accounting adjustment to acquired deferred revenueG,H	0.10	G	0.07	H
Acquisition-related inventory step-up chargeI,J	0.00	I	0.03	J
Debt extinguishment chargeK	0.01	K	-
Rounding	(0.01)		-
Adjusted DEPS	$6.57		$6.68		(2%)

Table 4:  Free Cash Flow Reconciliation ($M)
	2016	2015	V%
GAAP Operating Cash Flow	$964	$929	+ 4%
Cash taxes related to 2015 sale of Abel Pump	37	-
Adjusted Operating Cash Flow	$1,001	$929	+ 8%
Capital expenditures	(37)	(36)
Capitalized software expenditures	(3)	(2)
Rounding	-	(1)
Adjusted Free Cash Flow	$961	$890	+ 8%

Table 5:  Adjusted Gross Margin Reconciliation (M)
	Q4 2016		Q4 2015		V%
GAAP Revenue	$1,011		$944		7%
Purchase accounting adjustment to acquired deferred revenueA,B	7	A	4	B
Adjusted Revenue	$1,018		$948		7%

GAAP Gross Margin	$627		$579
Purchase accounting adjustment to acquired deferred revenueA,B	7	A	4	B
Acquisition-related inventory step-up chargeE	-		3	E
Adjusted Gross Margin	$634		$586

GAAP Gross Margin	62.0%		61.4%		+ 60 bps
Adjusted Gross Margin	62.3%		61.8%		+ 50 bps

Table 6:  Q4 and Full Year EBITDA Reconciliation ($M)
	Q4 2016		FY 2016
GAAP Revenue	$1,011		$3,790
Purchase accounting adjustment to acquired deferred revenueA,G	7	A	15	G
Adjusted Revenue	$1,018		$3,805

GAAP Net Earnings	$182.1		$658.6
Taxes	76.2		282.0
Interest expense	30.5		111.6
Depreciation	9.3		37.3
Amortization	54.0		203.2
Acquisition-related expenses deemed significantF	6.1		6.1	F
Purchase accounting adjustment to acquired deferred revenue, pretaxA,G	7.1	A	15.1	G
Acquisition-related inventory step-up charge, pretaxI	-		0.3	I
Debt extinguishment chargeK	-		0.9	K
Rounding	-		(0.1)
Adjusted EBITDA	$365.3		$1,315.0
% of Adjusted Revenue	35.9%		34.6%

Table 7:  Forecasted Diluted Earnings Per Share (DEPS)

	Q1 2017				Full Year 2017
	Low End		High End		Low End		High End
GAAP DEPS	$1.34		$1.42		$6.68		$7.08
Purchase accounting adjustments to acquired deferred revenue and commissionsL	0.13	L	0.13	L	0.32	L	0.32	L
Amortization of acquisition-related intangible assets, after-taxM	0.45	M	0.45	M	1.82	M	1.82	M
Adjusted DEPS	$1.92		$2.00		$8.82		$9.22

A
Acquisition-related fair value adjustments to deferred revenue related to the acquisitions of Atlas Medical ($30k pretax, $20k after-tax), CliniSys ($0.2M pretax, $0.1M after-tax), ConstructConnect ($5.9M pretax, $3.9M after-tax) and Deltek ($1.1M pretax, $0.7M after-tax).

B
Acquisition-related fair value adjustments to deferred revenue related to the acquisitions of Strata ($0.7M pretax, $0.4M after-tax), Softwriters ($0.1M pretax, $0.0M after-tax), Data Innovations ($1.0m pre-tax, $0.7M after-tax), On Center Software ($0.4M pretax, $0.3M after-tax), Aderant ($1.8M pretax, $1.2M after-tax) and Atlas Medical ($0.1M pretax, $0.0M after-tax)

C	Gain on sale of Abel Pumps, LP ($70.9M pretax, $33.4M after-tax)
D	Impairment charge on minority investment ($9.5M pretax, $6.2M after-tax)
E	Acquisition-related inventory step-up charge related to the acquisition of RFIdeas ($2.6M pretax, $1.7M after-tax)
F	Acquisition-related expenses deemed significant, primarily related to the acquisitions of ConstructConnect and Deltek ($6.1M pretax, $4.0M after-tax)
G
Acquisition-related fair value adjustments to acquired deferred revenue of Strata ($0.2M pretax, $0.1M after-tax), Data Innovations ($0.7M pretax, $0.4M after-tax), On Center Software ($0.9M pretax, $0.6M after-tax), Aderant ($5.4M pretax, $3.5M after-tax), Atlas Medical ($0.3M pretax, $0.2M after-tax), CliniSys ($0.7M pretax, $0.4M after-tax), ConstructConnect ($5.9M pretax, $3.9M after-tax) and Deltek ($1.1M pretax, $0.7M after-tax).

H
Acquisition-related fair value adjustments to acquired deferred revenue of SHP ($1.7M pretax, $1.1M after-tax), FoodLink ($0.4M pretax, $0.2M after-tax), Strata ($2.5M pretax, $1.6M after-tax), Softwriters ($0.2M pretax, $0.2M after-tax), Data Innovations ($3.4M pretax, $2.2M after-tax), On Center Software ($0.6M pretax, $0.4M after-tax), Aderant ($1.8M pretax, $1.2M after-tax) and Atlas Medical ($0.1M pretax, $0.0M after-tax)

I	Acquisition-related inventory step-up charge related to the acquisition of PCI Medical ($0.3M pretax, $0.2M after-tax)
J	Acquisition related inventory step-up charge related to the acquisition of RFIdeas ($4.6M pretax, $3.0M after-tax)
K	Debt extinguishment charge from the early replacement of the Company's credit agreement in September, 2016 ($0.9M pretax, $0.6M after-tax)
L	Forecasted acquisition-related fair value adjustments to acquired deferred revenue and commissions of ConstructConnect and Deltek, as shown below ($M, except per share data)

	Q1 2017	FY 2017
Pretax	$20	$52
After-tax	$13	$33
Per Share	$0.13	$0.32

M	Forecast of estimated amortization of acquisition-related intangible assets in the following periods ($M). For comparison purposes, prior period amounts are also shown below.

	Q1 2016	FY 2016	Q1 2017	FY 2017
Pretax	$49	$201	$72	$288
After-tax	$32	$131	$47	$187
Per share	$0.31	$1.27	$0.45	$1.82

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper designs and develops software (both software-as-a-service and licensed), and engineered products and solutions for healthcare, transportation, food, energy, water, education and other niche markets worldwide. Additional information about Roper is available on the Company's website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations.  Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases.  These statements reflect management's current beliefs and are not guarantees of future performance.  They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to integrate acquisitions and realize expected synergies.  We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, risks associated with newly acquired businesses, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products.  Important risks may be discussed in current and subsequent filings with the SEC.  You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

# # #

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)

	December 31,	December 31,
ASSETS	2016	2015

CURRENT ASSETS:
Cash and cash equivalents	$757,200	$778,511
Accounts receivable	619,854	488,271
Inventories	181,952	189,868
Unbilled receivable	129,965	122,042
Other current assets	87,530	39,355
Total current assets	1,776,501	1,618,047

PROPERTY, PLANT AND EQUIPMENT, NET	141,318	105,510

OTHER ASSETS:
Goodwill and other intangible assets, net	12,302,985	8,353,722
Deferred taxes	30,620	31,532
Other assets	73,503	59,554
Total other assets	12,407,108	8,444,808

TOTAL ASSETS	$14,324,927	$10,168,365

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$152,067	$139,737
Accrued compensation	161,730	119,511
Deferred revenue	488,399	267,030
Other accrued liabilities	219,339	168,513
Income taxes payable	22,762	18,532
Current portion of long-term debt	400,975	6,805
Total current liabilities	1,445,272	720,128

NONCURRENT LIABILITIES:
Long-term debt	5,808,561	3,264,417
Deferred taxes	1,178,205	810,856
Other liabilities	104,024	74,017
Total liabilities	8,536,062	4,869,418

STOCKHOLDERS' EQUITY:
Common stock	1,036	1,028
Additional paid-in capital	1,489,067	1,419,262
Retained earnings	4,642,402	4,110,530
Accumulated other comprehensive earnings	(324,739)	(212,779)
Treasury stock	(18,901)	(19,094)
Total stockholders' equity	5,788,865	5,298,947

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,324,927	$10,168,365

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2016	2015	2016	2015

Net sales	$1,010,800	$943,640	$3,789,925	$3,582,395
Cost of sales	383,922	364,549	1,457,515	1,417,749

Gross profit	626,878	579,091	2,332,410	2,164,646

Selling, general and administrative expenses	337,774	300,414	1,277,847	1,136,728

Income from operations	289,104	278,677	1,054,563	1,027,918

Interest expense	30,483	23,843	111,559	84,225
Other income/(expense)	(355)	60,600	(2,352)	58,652

Earnings from continuing operations before
income taxes	258,266	315,434	940,652	1,002,345

Income taxes	76,185	106,837	282,007	306,278

Net Earnings	$182,081	$208,597	$658,645	$696,067

Earnings per share:
Basic	$1.79	$2.07	$6.50	$6.92
Diluted	$1.78	$2.05	$6.43	$6.85

Weighted average common and common
equivalent shares outstanding:
Basic	101,469	100,829	101,291	100,616
Diluted	102,580	101,833	102,464	101,597

Roper Technologies, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net sales)

	Three months ended December 31,				Twelve months ended December 31,
	2016		2015		2016		2015
	Amount	%	Amount	%	Amount	%	Amount	%
Net sales:
Medical & Scientific Imaging	$351,987		$321,735		$1,362,813		$1,215,318
RF Technology	337,728		281,883		1,210,264		1,033,951
Industrial Technology	178,446		182,039		706,625		745,381
Energy Systems & Controls	142,639		157,983		510,223		587,745
Total	$1,010,800		$943,640		$3,789,925		$3,582,395

Gross profit:
Medical & Scientific Imaging	$256,941	73.0%	$238,804	74.2%	$997,666	73.2%	$899,775	74.0%
RF Technology	193,430	57.3%	154,731	54.9%	685,923	56.7%	552,605	53.4%
Industrial Technology	90,683	50.8%	89,842	49.4%	357,362	50.6%	370,894	49.8%
Energy Systems & Controls	85,824	60.2%	95,714	60.6%	291,459	57.1%	341,372	58.1%
Total	$626,878	62.0%	$579,091	61.4%	$2,332,410	61.5%	$2,164,646	60.4%

Operating profit*:
Medical & Scientific Imaging	$129,842	36.9%	$116,492	36.2%	$477,548	35.0%	$441,931	36.4%
RF Technology	99,562	29.5%	83,591	29.7%	372,467	30.8%	312,112	30.2%
Industrial Technology	51,601	28.9%	52,155	28.7%	202,451	28.7%	214,538	28.8%
Energy Systems & Controls	45,874	32.2%	51,704	32.7%	129,602	25.4%	162,128	27.6%
Total	$326,879	32.3%	$303,942	32.2%	$1,182,068	31.2%	$1,130,709	31.6%

Net Orders:
Medical & Scientific Imaging	$384,097		$334,967		$1,399,007		$1,235,143
RF Technology	378,587		273,856		1,278,246		1,024,999
Industrial Technology	175,993		176,379		704,622		731,810
Energy Systems & Controls	146,008		138,869		514,300		555,672
Total	$1,084,685		$924,071		$3,896,175		$3,547,624

* Operating profit is before unallocated corporate general and administrative expenses. These expenses were $37,775 and $25,265 for the three months ended December 31, 2016 and 2015, respectively, and
$127,505 and $102,791 for the twelve months ended December 31, 2016 and 2015, respectively.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Twelve months ended
	December 31,
	2016	2015

Net earnings	$658,645	$696,067
Non-cash items:
Depreciation	37,299	38,185
Amortization	203,154	166,076
Stock-based compensation expense	78,827	61,766
Gain on disposal of a business	-	(70,860)
Income taxes	(47,589)	3,069
Changes in assets and liabilities:
Receivables	(21,936)	30,753
Inventory	6,353	(1,150)
Accounts payable	6,393	(6,554)
Accrued liabilities	38,973	6,401
Other, net	3,666	5,072
Cash provided by operating activities	963,785	928,825

Business acquisitions, net of cash acquired	(3,721,758)	(1,762,883)
Capital expenditures	(37,305)	(36,260)
Capitalized software expenditures	(2,801)	(2,439)
Proceeds from disposal of a business	-	105,624
Other, net	9,008	(2,374)
Cash used by investing activities	(3,752,856)	(1,698,332)

Principal debt borrowings	1,200,000	900,000
Principal debt payments	(4,284)	(4,006)
Revolver borrowings, net	1,750,000	180,000
Debt issuance costs	(17,266)	(8,044)
Dividends	(121,130)	(100,334)
Excess tax benefit from share-based payment	-	22,228
Proceeds from stock-based compensation, net	9,998	18,312
Redemption premium on convertible debt	(14,166)	(13,126)
Other, net	2,111	1,212
Cash provided by financing activities	2,805,263	996,242

Effect of exchange rate changes on cash	(37,503)	(58,654)

Net increase/(decrease) in cash and equivalents	(21,311)	168,081
Cash and equivalents, beginning of year	778,511	610,430

Cash and equivalents, end of year	$757,200	$778,511